UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2004

VISION GLOBAL SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-31104	Applied for
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Vision Global Solutions Inc.
455 Notre Dame Street East
Montreal, Quebec, Canada H2Y 1C9
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (514)846-1166

VISION GLOBAL SOLUTIONS, INC., an Ontario Canada Corporation
(Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN THE REGISTRANT’S CERTIFYING ACCOUNTANT.

        The registrant has engaged Malone & Bailey, PLLC as its principal accountant to replace its former principal accountant, Gilles Héon Chartered Accountant (GH). The former accountant agreed to be dismissed on February 12, 2004, as the Company redomiciled in the United States. The decision to change accountants was approved by the Board of Directors of the registrant.

        During the Registrant’s most recent two fiscal years and during any subsequent interim periods preceding the date of termination, the Company has had no disagreements with GH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

        No accountant’s report on the financial statements for the prior two fiscal years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except such reports did contain a going concern qualification; such financial statements did not contain any adjustments for uncertainties stated therein. In addition, GH did not advise the Company with regard to any of the following:

    1.        That internal controls necessary to develop reliable financial statements did not exist; or

    2.        That information has come to the attention of GH, which made them unwilling to rely on management’s representations, or unwilling to be associated with the financial statements prepared by management; or

    3.        That the scope of the audit should be expanded significantly, or information has come to the accountant’s attention that the accountant has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, and the issue was not resolved to the accountant’s satisfaction prior to its resignation or dismissal; and GH has been provided with a copy of this disclosure and has furnished a letter to the Company, addressed to the SEC, stating whether they agree with the statements made herein or the stating the reasons in which they do not agree. The letter from GH is filed herewith.

        During the most recent two fiscal years and during any subsequent interim periods preceding the date of engagement, the registrant has not consulted Malone & Bailey, PLLC regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     — (b) Financial Statements of Business Acquired and Pro Forma Financial Information.

         None.

(c)     Exhibits.

16.1 Letter from Gilles Heon Chartered Accountant addressed to the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISION GLOBAL SOLUTIONS, INC. /s/ Jean-Paul Ouellette By: Jean-Paul Ouellette Its: Chief Executive Officer Date: February 17, 2004

EXHIBIT INDEX

16.1  Letter from Gilles Heon Chartered Accountant addressed to the Securities and Exchange Commission